PRO FORMA FINANCIAL INFORMATION
-------------------------------

On July 25, 2000 the Registrant completed the sale of its cosmeceutical product lines and technology rights for certain topical pharmaceuticals and other assets ("cosmeceutical and toiletry business") to R.P. Scherer South, Inc., a subsidiary of Cardinal Health, Inc. In the transaction, the Registrant receives $25 million up-front and up to an additional $26.5 million over the next three years relating to performance milestones of the purchased business. Under the terms of the sale, Registrant will retain certain rights to its Microsponge(R) technology in certain topical prescription medicines, including Retin-A(R) Micro(TM) and a new product for the treatment of actinic keratoses. Included in the sale was the Registrant's manufacturing facility in Lafayette, Louisiana.

The sale of the cosmeceutical and toiletry business results in the disposal of a significant portion of our business associated with a major class of customer. This will result in the Company presenting the cosmeceutical and toiletry business as Discontinued Operations under APB No.30 in our future 10-Q and 10-K filings. Accordingly, the accompanying pro forma condensed consolidated financial statements illustrate the effect of the disposition ("Pro Forma") on the Company's financial position as of March 31, 2000 and results of its operation for the three-months ended March 31, 2000 and for each of the years in the three-year period ended December 31, 1999.

The pro forma condensed financial statements have been prepared pursuant to Article XI of Regulation S-X and may not be indicative of what the actual operating results would have been had the transaction occurred at the earlier date assumed in the pro forma statements of operations.

The accompanying condensed consolidated pro forma financial statements should be read in connection with the historical consolidated financial statements of Advanced Polymer Systems, Inc. and subsidiaries.


PRO FORMA FINANCIAL INFORMATION
-------------------------------

                              Advanced Polymer Systems, Inc.
                   Pro Forma Condensed Consolidated Balance Sheet
                                   March 31, 2000
                                     (Unaudited)

                                                         Pro Forma
                                       Historical        Adjustments(1)     Pro Forma
                                       -----------       --------------     ---------
ASSETS
Current assets:
  Cash and cash equivalents            $  3,538,955      $ 21,084,176       $ 24,623,131
  Trade accounts receivable, net          3,088,684                --          3,088,684
  Receivables for royalties,
    license and option fees and
    R&D fees                              1,255,001                --          1,255,001
  Inventory                               4,753,385        (4,687,339)            66,046
  Advances and loans to officers
    and employees                            81,416                --             81,416
  Prepaid expenses and other                402,793          (121,305)           281,488
                                        -----------       -----------        -----------

   Total current assets                  13,120,234        16,275,532         29,395,766

Property and equipment, net               7,837,707        (5,917,093)         1,920,614
Deferred loan costs, net                     36,787           (36,787)                --
Goodwill and other intangible
  assets, net                             1,206,958        (1,206,958)                --
Other long-term assets                      286,397            (4,350)           282,047
                                        -----------       -----------        -----------
   Total assets                        $ 22,488,083      $  9,110,344       $ 31,598,427
                                        ===========       ===========        ===========

LIABILITIES & SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable                     $    907,284      $         --            907,284
  Accrued expenses                          984,658         2,192,596          3,177,254
  Taxes payable                              12,307           500,000            512,307
  Deferred revenue                        1,003,088          (428,088)           575,000
  Current portion - long-term debt          922,370          (922,370)                --
                                        -----------       -----------        -----------
   Total current liabilities              3,829,707         1,342,138          5,171,845

Deferred revenue - long-term              4,052,599        (2,972,956)         1,079,643
Long-term debt                            2,166,282        (1,915,119)           251,163
                                        -----------       -----------        -----------
   Total liabilities                     10,048,588        (3,545,937)         6,502,651
                                        -----------       -----------        -----------

Commitments and Contingencies

Shareholders' equity:
  Common stock and common stock
   warrants                              85,714,382                --         85,714,382
  Accumulated deficit                   (73,274,887)       12,656,281        (60,618,606)
                                        -----------       -----------        -----------
Total shareholders' equity               12,439,495        12,656,281         25,095,776
                                        -----------       -----------        -----------
Total liabilities and shareholders'
  equity                               $ 22,488,083      $  9,110,344       $ 31,598,427
                                        ===========       ===========        ===========

See accompanying notes.

                              Advanced Polymer Systems, Inc.
                 Pro Forma Condensed Consolidated Statements of Operations
                           For the Three Months ended March 31, 2000
                                      (unaudited)

                                                  Pro Forma
Statements of Operations            Historical    Adjustments(2)    Pro Forma
------------------------            -----------   --------------    -----------

Product revenues                    $ 3,176,692   $(2,872,130)      $   304,562
Royalties, license and option
  fees and R&D fees                   1,468,834      (393,149)        1,075,685
                                     ----------    ----------        ----------

Total revenues                        4,645,526    (3,265,279)        1,380,247

Expenses:
 Cost of sales                        1,918,536    (1,862,926)           55,610
 Research & development, net            892,248      (377,885)          514,363
 Selling & marketing                    675,484      (546,242)          129,242
 General & administration               848,581      (209,848)          638,733
                                     ----------    ----------        ----------

Operating income                        310,677      (268,378)           42,299

Interest income                          65,093            --            65,093

Interest expense                       (118,132)      118,132                --

Other income/expense, net                 2,326            --             2,326
                                     ----------    ----------        ----------

Net income/(loss) before taxes          259,964      (150,246)          109,718

Taxes                                    39,667            --            39,667
                                     ----------    ----------        ----------

Net income from continuing
 operations                             220,297      (150,246)           70,051

Net income from discontinued
 operations                                  --       150,246           150,246
                                     ----------    ----------        ----------

Net income                          $   220,297            --       $   220,297
                                     ==========    ==========        ==========

Net income per common share
 -basic:
Continuing operations               $      0.01                     $      0.00

Discontinued operations                      --                            0.01

Net income                          $      0.01                     $      0.01

Net income per common share
 -diluted:
Continuing operations               $      0.01                     $      0.00

Discontinued operations                      --                            0.01

Net income                          $      0.01                     $      0.01

Weighted average common shares
 outstanding-basic                   20,133,683                      20,133,683
                                     ==========                      ==========

Weighted average common shares
 outstanding-diluted                 20,210,068                      20,210,068
                                     ==========                      ==========

See accompanying notes.

                              Advanced Polymer Systems, Inc.
                 Pro Forma Condensed Consolidated Statements of Operations
                           For the Year ended December 31, 1999
                                      (unaudited)

                                                  Pro Forma
Statements of Operations            Historical    Adjustments(2)    Pro Forma
------------------------            -----------   --------------    -----------

Product revenues                    $ 14,624,110  $(13,414,196)     $  1,209,914
Royalties, license and option
  fees and R&D fees                    5,480,926    (1,734,033)        3,746,893
Milestone payments                       300,000            --           300,000
                                     -----------   -----------       -----------

Total revenues                        20,405,036   (15,148,229)        5,256,807

Expenses:
 Cost of sales                         6,857,004    (6,623,338)          233,666
 Research & development, net           4,266,553    (1,795,409)        2,471,144
 Selling & marketing                   2,798,434    (2,302,380)          496,054
 General & administration              3,656,858      (711,264)        2,945,594
                                     -----------   -----------       -----------

Operating income/(loss)                2,826,187    (3,715,838)         (889,651)

Interest income                          200,650            --           200,650

Interest expense                        (585,313)      438,985          (146,328)

Other income/expense, net                 (4,157)           --            (4,157)
                                     -----------   -----------       -----------

Net income/(loss) before taxes         2,437,367    (3,276,853)         (839,486)

Taxes                                     64,980       (64,980)                --
                                     -----------   -----------       -----------

Net income/(loss) from
 continuing operations                 2,372,387    (3,211,873)         (839,486)

Net income from discontinued
 operations                                   --     3,211,873         3,211,873
                                      ----------    ----------        ----------

Net income                           $ 2,372,387            --       $ 2,372,387
                                      ==========    ==========        ==========

Net income/(loss) per common
 share-basic:
Continuing operations                $      0.12                     $     (0.04)

Discontinued operations                       --                            0.16

Net income                           $      0.12                     $      0.12

Net income/(loss) per common
 share-diluted:
Continuing operations                $      0.12                     $     (0.04)

Discontinued operations                       --                            0.16

Net income                           $      0.12                     $      0.12

Weighted average common shares
 outstanding-basic                    20,078,912                      20,078,912
                                      ==========                      ==========

Weighted average common shares
 outstanding-diluted                  20,252,381                      20,252,381
                                      ==========                      ==========

See accompanying notes.

                              Advanced Polymer Systems, Inc.
                 Pro Forma Condensed Consolidated Statements of Operations
                           For the Year ended December 31, 1998
                                      (unaudited)

                                                  Pro Forma
Statements of Operations            Historical    Adjustments(2)    Pro Forma
------------------------            -----------   --------------    -----------

Product revenues                    $ 13,637,093  $(12,505,511)     $  1,131,582
Royalties, license and option
  fees and R&D fees                    6,983,702    (4,456,430)        2,527,272
Milestone payments                            --            --                --
                                     -----------   -----------       -----------

Total revenues                        20,620,795   (16,961,941)        3,658,854

Expenses:
 Cost of sales                         7,126,573    (6,805,457)          321,116
 Research & development, net           4,381,913    (2,011,042)        2,370,871
 Selling & marketing                   2,999,424    (2,614,720)          384,704
 General & administration              3,009,488      (844,618)        2,164,870
                                     -----------   -----------       -----------

Operating income/(loss)                3,103,397    (4,686,104)       (1,582,707)

Interest income                          246,260            --           246,260

Interest expense                        (805,364)           --          (805,364)

Other income/expense, net                (19,252)           --           (19,252)
                                     -----------   -----------       -----------

Net income/(loss) before taxes         2,525,041    (4,686,104)       (2,161,063)

Taxes                                         --            --                --
                                     -----------   -----------       -----------

Net income/(loss) from
 continuing operations                 2,525,041    (4,686,104)       (2,161,063)

Net income from discontinued
 operations                                   --     4,686,104         4,686,104
                                      ----------    ----------        ----------

Net income                           $ 2,525,041            --       $ 2,525,041
                                      ==========    ==========        ==========

Net income/(loss) per common
 share-basic:
Continuing operations                $      0.13                     $     (0.11)

Discontinued operations                       --                            0.24

Net income                           $      0.13                     $      0.13

Net income/(loss) per common
 share-diluted:
Continuing operations                $      0.12                     $     (0.11)

Discontinued operations                       --                            0.23

Net income                           $      0.12                     $      0.12

Weighted average common shares
 outstanding-basic                    19,854,103                      19,854,103
                                      ==========                      ==========

Weighted average common shares
 outstanding-diluted                  20,380,832                      20,380,832
                                      ==========                      ==========

See accompanying notes.

                              Advanced Polymer Systems, Inc.
                 Pro Forma Condensed Consolidated Statements of Operations
                           For the Year ended December 31, 1997
                                      (unaudited)

                                                  Pro Forma
Statements of Operations            Historical    Adjustments(2)    Pro Forma
------------------------            -----------   --------------    -----------

Product revenues                    $ 12,441,484  $(11,168,487)     $  1,272,997
Royalties, license and option
  fees and R&D fees                    3,266,095    (2,115,760)        1,150,335
Milestone payments                     1,500,000            --         1,500,000
                                     -----------   -----------       -----------

Total revenues                        17,207,579   (13,284,247)        3,923,332

Expenses:
 Cost of sales                         7,164,120    (6,488,002)          676,118
 Research & development, net           3,740,337    (1,386,667)        2,353,670
 Selling & marketing                   3,806,030    (3,211,309)          594,721
 General & administration              3,551,977      (754,671)        2,797,306
                                     -----------   -----------       -----------

Operating income/(loss)               (1,054,885)   (1,443,598)       (2,498,483)

Interest income                          370,478            --           370,478

Interest expense                       1,052,715            --         1,052,715

Other income/expense, net                (71,119)           --           (71,119)
                                     -----------   -----------       -----------

Net income/(loss) before taxes        (1,808,241)   (1,443,598)       (3,251,839)

Taxes                                         --            --                --
                                     -----------   -----------       -----------

Net income/(loss) from
 continuing operations                (1,808,241)   (1,443,598)       (3,251,839)

Net income from discontinued
 operations                                   --     1,443,598         1,443,598
                                      ----------    ----------        ----------

Net loss                             $(1,808,241)           --       $(1,808,241)
                                      ==========    ==========        ==========

Net income/(loss) per common
 share-basic and diluted:
Continuing operations                $     (0.10)                    $     (0.17)

Discontinued operations                       --                            0.07

Net loss                             $     (0.10)                    $     (0.10)

Weighted average common shares
 outstanding-basic                    18,778,921                      18,778,921
                                      ==========                      ==========

See accompanying notes.

NOTES PRO FORMA FINANCIAL INFORMATION
-------------------------------------

(1)  Pro Forma Condensed Consolidated Balance Sheet Adjustments
     ----------------------------------------------------------

The pro forma condensed consolidated balance sheet assumes that the sale of the Company's cosmeceutical and toiletry business to R.P. Scherer South, Inc. occurred as of March 31, 2000. The pro forma adjustments reflect the sale of the cosmeceutical and toiletry business on a discontinued operation basis and include:

  (a) The estimated net cash proceeds resulting from the sale of the cosmeceutical and toiletry business to R.P. Scherer South,
Inc.:

            $25.0 million  Sales price.
      Less:  $2.9 million  Estimated costs resulting directly
                           from the sale including transaction
                           fees, legal, accounting and
                           professional fees, investment banking
                           fees, lease termination fees,
                           termination benefits, cost of early
                           extinguishment of debt, contract
                           termination expenses
             $0.1 million  Payment of accrued vacation for
                           terminated employees
             $0.4 million  Facility and contract reserves
             $0.5 million  Income taxes
             $2.9 million  Debt extinguished
       Add:  $2.9 million  Estimated costs resulting from the
                           sale that are not due on the date of
                           sale and reflected in accrued
                           liabilities
            $21.1 million  Estimated net cash proceeds

  (b) The estimated after-tax-gain resulting from the sale of the cosmeceutical and toiletry business to R.P. Scherer South, Inc.:

            $25.0 million  Sales price.
      Less:  $2.9 million  Estimated costs resulting directly
                           from the sale including transaction
                           fees, legal, accounting and
                           professional fees, investment banking
                           fee, lease termination fees,
                           termination benefits, cost of early
                           extinguishment of debt, contract
                           termination expenses
             $0.4 million  Facility and contract reserves
             $0.5 million  Income taxes
            $12.0 million  Net operating assets of the
                           cosmeceutical and toiletry business as
                           of March 31, 2000
             $3.4 million  Recognition of deferred revenue
                           resulting from termination of related
                           licensing agreements
            $12.6 million  Estimated after-tax gain

Certain employee termination benefits and costs for severance provisions have been included in the estimated costs resulting directly from the sale of the cosmeceutical and toiletry business.

The extinguishment of debt has been included in the adjustments to the condensed consolidated balance sheet, as repayment of the debt was necessary in order to release the liens on the assets sold as part of the cosmeceutical and toiletry business.

As a result of the sale of the cosmeceutical and toiletry business, certain licensing and supply agreements have been terminated thereby resulting in recognition of the related deferred revenues. The pro forma condensed consolidated balance sheet includes the recognition of the deferred revenues on the terminated licensing agreements.

The asset purchase agreement between the two parties which closed on July 25, 2000 provides for payment of up to an additional $26.5 million over the next three years subject to achievement of certain performance milestones of the cosmeceutical and toiletry business. As this additional consideration is of a contingent nature, it has not been reflected in the pro forma condensed consolidated financial statements or adjustments.

(2)  Pro Forma Condensed Consolidated Statements of Operations
     ---------------------------------------------------------
     Adjustments
     -----------

The pro forma condensed consolidated statements of operations assume that the sale of the cosmeceutical and toiletry business to R.P. Scherer South, Inc. occurred as of January 1 of each fiscal year presented. The statements do not include non-recurring items or the gain on disposal or costs related to the sale. The pro forma adjustments reflect the sale on a discontinued operation basis and remove from the historical results of continuing operations the cosmeceutical and toiletry business. The pro forma adjustments also include an adjustment for interest expense assuming that the debt was extinguished at the beginning of the period.